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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  June 2, 2003


                               ASTA FUNDING, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


       0-26906                                         22-3388607
------------------------                     ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


210 Sylvan Avenue, Englewood Cliffs, New Jersey                       07632
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: 201-567-5648

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Item 5.  Other Events.

         On June 2, 2003, Asta Funding, Inc. announced that it filed a Registration Statement on Form S-1 for the sale of 2,500,000 shares of its common stock, consisting of 2,100,000 shares of common stock being offered by Asta and 400,000 shares of common stock being offered by the selling stockholders and issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         99.1  Press release dated June 2, 2003.

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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              ASTA FUNDING, INC.

Date: June 2, 2003                            By: /s/ Mitchell Herman
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                                              Mitchell Herman
                                              Chief Financial Officer